Supplement dated September 15, 2023 to the Statutory Prospectus and Initial Summary Prospectus dated May 1, 2023 for the
Pacific Advisory Variable Annuity individual flexible premium deferred variable annuity contracts issued by Pacific Life & Annuity Company

Capitalized terms used in this supplement are defined in the Pacific Advisory Variable Annuity contract statutory prospectus (“Prospectus”) unless otherwise defined herein. ‘‘We,’’ ‘‘us,’’ or ‘‘our’’ refer to Pacific Life & Annuity Company; ‘‘you’’ or ‘‘your’’ refer to the Contract Owner.

This Rate Sheet Prospectus Supplement (“Supplement”) should be read, retained, and used in conjunction with the effective Prospectus and replaces and supersedes any previously issued Rate Sheet Prospectus Supplement. If you would like another copy of a current prospectus, you may obtain one by visiting PacificLife.com/Prospectuses or by calling us at (800) 748-6907 to request a free copy. All Rate Sheet Prospectus Supplements are filed and available on the EDGAR system at www.sec.gov by typing “Pacific Advisory Variable Annuity” under EDGAR Search Tools - Variable Insurance Products.

We are issuing this Supplement to provide current rate information for the Annual Charge, Annual Credit, and Withdrawal Percentages for the Portfolio Income Protector (Single) or (Joint) optional riders in effect on or after the date below. For complete information about Portfolio Income Protector (Single) or (Joint), see the Prospectus.

The percentages below apply for applications (or Regulation 60 paperwork if a replacement)* signed on or after September 29, 2023.

* If your Contract and Rider purchase is through a replacement that involves Regulation 60, the application sign date is not used to determine percentage rates. In this situation, all references to “application” in this supplement refer to the Regulation 60 Authorization to Release Information form.

This Supplement has no specified end date and can be superseded at any time subject to certain notice requirements. The rate information in this Supplement may not be superseded or changed until a new Supplement is filed at least 10 business days before the effective date of the new Supplement. Please work with your financial professional, visit www.PacificLife.com or call us at (800) 748-6907 to confirm the most current percentages.

The current Annual Charge and Annual Credit are the following:

Rider Name	Annual Charge Percentage	Annual Credit Percentage
Portfolio Income Protector (Single)	1.25%	5.0%
Portfolio Income Protector (Joint)	1.35%	5.0%

The current Withdrawal Percentages are the following:

Age*	Portfolio Income Protector (Single)	Portfolio Income Protector (Joint)
Before 59½	0%	0%
59½	4.70%	4.25%
60	4.70%	4.25%
61	4.70%	4.25%
62	4.70%	4.25%
63	4.70%	4.25%
64	4.70%	4.25%
65	5.05%	4.55%
66	5.05%	4.55%
67	5.05%	4.55%
68	5.05%	4.55%
69	5.05%	4.55%
70	5.45%	4.95%
71	5.45%	4.95%

Age*	Portfolio Income Protector (Single)	Portfolio Income Protector (Joint)
72	5.45%	4.95%
73	5.45%	4.95%
74	5.45%	4.95%
75	5.95%	5.40%
76	5.95%	5.40%
77	5.95%	5.40%
78	5.95%	5.40%
79	5.95%	5.40%
80	6.55%	5.95%
81	6.55%	5.95%
82	6.55%	5.95%
83	6.55%	5.95%
84	6.55%	5.95%
85	7.30%	6.60%
86	7.30%	6.60%
87	7.30%	6.60%
88	7.30%	6.60%
89	7.30%	6.60%
90	8.25%	7.50%
91	8.25%	7.50%
92	8.25%	7.50%
93	8.25%	7.50%
94	8.25%	7.50%
95 and older	9.50%	8.65%

* The Age range that applies is based on the age of the Designated Life (Single) or the youngest Designated Life (Joint) at the time of the first withdrawal after age 59½ or the first withdrawal after an Automatic Reset occurs.

In order for you to receive the percentages reflected above, your application (or Regulation 60 paperwork if a replacement) must be signed on or after the date referenced above, your application (or Regulation 60 paperwork if a replacement) must be received, In Proper Form, within 14 calendar days after the application sign date, and we must receive, In Proper Form, the initial Purchase Payment within 90 calendar days after the application (or Regulation 60 paperwork if a replacement) sign date. Once the rider is issued, your percentages will not change as long as you own the rider (even if an Automatic Reset occurs as described in the Reset of Protected Payment Base subsection within each rider).

Subject to meeting the timelines referenced above, on the issue date, if current percentage rates have changed since the date you signed your application (or Regulation 60 paperwork if a replacement), the following will apply:

•	If the Annual Credit Percentage increased, you will receive the higher percentage in effect on the issue date.

•	If any Withdrawal Percentage increased, you will receive the higher percentages in effect on the issue date.

•	If the Annual Charge Percentage decreased, you will receive the lower percentage in effect on your issue date.

However, if the Annual Credit and/or any Withdrawal Percentage decreased, or the Annual Charge Percentage increased, you will receive the Annual Credit, Withdrawal and Annual Charge Percentages in effect on the date you signed your application (or Regulation 60 paperwork if a replacement).

If the necessary paperwork and initial Purchase Payment are not received within the timeframes stated above, or you elect to purchase a rider within 60 calendar days after the Contract issue date, you will receive the applicable percentages in effect as of the Contract issue date.

If you purchased a rider, review the Supplement provided to you at Contract issue, review the rider specifications page you receive for your Contract, speak with your financial professional, or call us to confirm the percentages applicable to you.

Please work with your financial professional or call us at (800) 748-6907 prior to submitting your paperwork if you have any questions.

Form No. PAVANYRS0923